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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated April 14, 1999 included (or incorporated by reference) in Netrix Corporation's Form 10-K/A for the year ended December 31, 1998 and to all reference to our firm included in this registration statement.



                                                  /s/ ARTHUR ANDERSEN LLP



Vienna, VA
September 8, 1999